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World Omni Auto Receivables Trust 2003-A
Monthly Servicer Certificate
September 30, 2003
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Aggregate Note Amount                                    Aggregate Note Amount
Original                                                 785,025,000.00

Note Balance @ 8/31/03                                   634,326,298.49
Principal distributable amount                            22,488,282.86

Note Balance @ 9/30/03                                   611,838,015.63

                                                         Class A-1
Note Amount                                              Note Amount

Original                                                 189,000,000.00

Note Balance @ 8/31/03                                    38,301,298.49
Principal distributable amount                            22,488,282.86

Note Balance @ 9/30/03                                    15,813,015.63

                                                         Class A-2
Note Amount                                              Note Amount

Original                                                 156,000,000.00

Note Balance @ 8/31/03                                   156,000,000.00
Principal distributable amount                                     0.00

Note Balance @ 9/30/03                                   156,000,000.00

                                                         Class A-3
Note Amount                                              Note Amount

Original                                                 257,000,000.00

Note Balance @ 8/31/03                                   257,000,000.00
Principal distributable amount                                     0.00

Note Balance @ 9/30/03                                   257,000,000.00

                                                         Class A-4
Note Amount                                              Note Amount

Original                                                 139,300,000.00

Note Balance @ 8/31/03                                   139,300,000.00
Principal distributable amount                                     0.00

Note Balance @ 9/30/03                                   139,300,000.00

                                                         Class B
Note Amount                                              Note Amount

Original                                                  43,725,000.00

Note Balance @ 8/31/03                                    43,725,000.00
Principal distributable amount                                     0.00

Note Balance @ 9/30/03                                    43,725,000.00



Distributable Amounts                                    Total

Interest Distributable Amount                              1,040,466.20
Principal Distributable Amount                            22,488,282.86

Total                                                     23,528,749.06

Distributable Amounts                                    Class A-1

Interest Distributable Amount                                 41,493.07
Principal Distributable Amount                            22,488,282.86

Total                                                     22,529,775.93

Distributable Amounts                                    Class A-2

Interest Distributable Amount                                189,800.00
Principal Distributable Amount                                     0.00

Total                                                        189,800.00

Distributable Amounts                                    Class A-3

Interest Distributable Amount                                424,050.00
Principal Distributable Amount                                     0.00

Total                                                        424,050.00

Distributable Amounts                                    Class A-4

Interest Distributable Amount                                299,495.00
Principal Distributable Amount                                     0.00

Total                                                        299,495.00

Distributable Amounts                                    Class B

Interest Distributable Amount                                 85,628.13
Principal Distributable Amount                                     0.00

Total                                                         85,628.13



Note Factors                                             Series A-1                    Series A-2

                                        9/30/2003                  8.3666749%                  100.0000000%

Note Factors                                             Series A-3                    Series A-4

                                        9/30/2003                100.0000000%                  100.0000000%

Note Factors                                             Series B

                                        9/30/2003                100.0000000%


Pool Data                                                $                             #

Original Pool Balance                                    795,001,395.18                     44,938
Pool Balance at 8/31/03                                  653,944,637.62                     41,567
Principal Payments                                        22,206,505.70                        580
Defaulted Receivables                                        977,291.06                         56
Pool Balance at 9/30/03                                  630,760,840.86                     40,931
Overcollateralization Target Amount                       18,922,825.23
Recoveries                                                   474,797.78

Weighted Average APR                                               6.70%
Weighted Average Remaining Term                                   47.80



Account Balances                                         Advance                       Reserve Fund

Balance as of  8/31/03                                        70,474.67                  3,975,000.00
Balance as of  9/30/03                                        70,320.09                  3,978,011.26
Change                                                          -154.58                      3,011.26
Reserve Fund Requirement                                                                 3,975,000.00
Reserve Fund Supplemental Requirement/(Excess)                                              (3,011.26)



Distribution per $1,000                                  Total

Distribution Amount                                               29.9719742

Interest Distribution Amount                                       1.3253924
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                     28.6465818


Distribution per $1,000                                  Class A-1

Distribution Amount                                              119.2051637

Interest Distribution Amount                                       0.2195401
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                    118.9856236


Distribution per $1,000                                  Class A-2

Distribution Amount                                                 1.2166667

Interest Distribution Amount                                        1.2166667
Interest Carryover Shortfall                                        0.0000000

Principal Distribution Amount                                       0.0000000


Distribution per $1,000                                  Class A-3

Distribution Amount                                                1.6500000

Interest Distribution Amount                                       1.6500000
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000


Distribution per $1,000                                  Class A-4

Distribution Amount                                                2.1500000

Interest Distribution Amount                                       2.1500000
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000


Distribution per $1,000                                  Class B

Distribution Amount                                                1.9583333

Interest Distribution Amount                                       1.9583333
Interest Carryover Shortfall                                       0.0000000

Principal Distribution Amount                                      0.0000000



Servicing Fee                                            Total

Amount of Servicing Fee Paid                                 544,953.86
Total Unpaid                                                       0.00





Delinquent Receivables                                   #                             $

Past Due 31-60 days                                              267                     4,245,080.25
Past Due 61-90 days                                               51                       830,307.56
Past Due 91 + days                                                26                       390,821.53

 Total                                                           344                     5,466,209.34

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